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                                                                    EXHIBIT 24.1


          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                      FORD CREDIT AUTO RECEIVABLES TWO LLC
               COVERING SECURITIES BACKED BY COMPANY RECEIVABLES


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Manager or officer of FORD CREDIT AUTO RECEIVABLES TWO LLC, does hereby constitute and appoint Susan J. Thomas, Stacy P. Thomas and Emily E. Smith-Sulfaro, and each of them severally, his/her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his/her name (whether on behalf of FORD CREDIT AUTO RECEIVABLES TWO LLC, or as an officer or Manager of FORD CREDIT AUTO RECEIVABLES TWO LLC or by attesting the seal of FORD CREDIT AUTO RECEIVABLES TWO LLC or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD CREDIT AUTO RECEIVABLES TWO LLC to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD CREDIT AUTO RECEIVABLES TWO LLC authorized by the unanimous written consent of the Board of Managers of FORD CREDIT AUTO RECEIVABLES TWO LLC on January 30, 2001, including specifically, but without limitation thereto, power and authority to sign his/her name (whether on behalf of FORD CREDIT AUTO RECEIVABLES TWO LLC or as an officer or Manager of FORD CREDIT AUTO RECEIVABLES TWO LLC or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of the 1st day of May, 2002.


           /s/ Bibiana Boerio                     /s/ David M. Brandi
        -------------------------              --------------------------
              (Bibiana Boerio)                       (David M. Brandi)


           /s/ Timothy J. Kuehn                   /s/ Susan J. Thomas
        -------------------------              --------------------------
              (Timothy J. Kuehn)                     (Susan J. Thomas)
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                                                                       EXHIBIT 1

                     Sale of Receivables Pursuant to Public
                       Offerings of Receivables Securities
         RESOLVED, That the Company is hereby authorized to issue and sell, during any calendar year commencing with calendar year 2001, in (i) one or more public offerings required to be registered with the Securities and Exchange Commission (the "Commission") pursuant to applicable provisions of the Securities Act of 1933, as amended (the "Act"), or (ii) in one or more private placements or offshore offerings exempt from registration under the Act, certificates or securities ("Receivables Securities") relating to or representing an interest in receivables and assets relating thereto ("Receivables") or in certificates of any class issued by a trust established by the Company, Ford Motor Credit Company or Ford Credit Auto Receivables Corporation or any affiliate thereof acquired by the Company, in an aggregate principal amount not to exceed the aggregate principal amount authorized for registration under the Act pursuant to the next succeeding resolution, upon such terms and conditions as the Chairman of the Board of Managers, the President, any Executive Vice President, any Vice President and the Treasurer and that any two of such officers of the Company be and hereby are authorized to determine the terms and conditions of the Receivables Securities.
         RESOLVED, That the Company is hereby authorized to register with the Commission pursuant to the provisions of the Act Receivables Securities in principal amounts not to exceed in the aggregate $40,000,000,000 during any calendar year.

         RESOLVED, That the preparation of one or more Registration Statements on such form or forms as may be appropriate covering the Receivables Securities, including prospectuses, exhibits and other documents, to be filed with the Commission, for the purpose of registering the offer and sale of the Receivables Securities under the Act, be and it hereby is in all respects approved; that the managers and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such managers and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement, the appropriate officers of the Company are directed to use their best efforts to furnish each manager and each officer signing such Registration statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, the appropriate officers of the Company are directed to use their best efforts to furnish each manager, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each manager and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.


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         RESOLVED, That the managers and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any such Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such managers and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, the appropriate officers of the Company are directed to use their best efforts to furnish each manager, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each manager and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

         RESOLVED, That each officer and manager who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or manager of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing any officer of the Company or Ford Motor Credit Company designated by such officer or manager, and each of them, severally, as true and lawful attorney or attorneys to sign in his name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or managers might or could do in person.


         RESOLVED, That any officer of the Company be and hereby is authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Receivables Securities for issuance and sale or to request an exemption from registration of such securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.


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         RESOLVED, That the Company hereby designates any licensed California broker-dealer designated by any officer of the Company its attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Receivables Securities of the Company for offering and sale in the State of California.

         BE IT RESOLVED THAT DENISE VOIGT CRAWFORD, Securities Commissioner, State Securities Board, of the State of Texas, and her successor in office, is made, constituted and appointed the true and lawful attorney-in-fact for and in the State of Texas for this Company, upon whom all process of law against this Company in any action at law or legal proceeding growing out of the Texas Securities Act may be served, subject to and in accordance with all the provisions of the laws of the State of Texas and all amendments thereto, and this Company agrees that any and all lawful process against it may be served upon its said attorney-in-fact, DENISE VOIGT CRAWFORD, or her successor in office, shall be deemed valid personal service upon this Company and shall be of the same force and validity as if served upon this Company; and that all process served upon the said Securities Commissioner shall be and have the same effect as if this Company were organized and created under the laws of the State of Texas and had been lawfully served with process therein; and

         BE IT FURTHER RESOLVED, That the Company by and through its President or any Vice President and Secretary or any Assistant Secretary execute a Power of Attorney to the said DENISE VOIGT CRAWFORD, Securities Commissioner of the State of Texas, and her successor in office, incorporating the provisions of this resolution therein.

         RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell the Receivables Securities be, and they hereby are, adopted; that the proposed officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

         RESOLVED, That the Company is hereby authorized to enter into one or more Trust Agreements, Indentures, Pooling and Servicing Agreements or other agreements and supplements and amendments thereto, each with a bank, trust company or other person, or company or entity as trustee, providing for the establishment of one or more trusts ("Trusts") and the issuance by the Trusts of the Receivables Securities, and that any officer of the Company be and hereby is authorized, in the name and on behalf of the Company, (i) to select such trustee or trustees and (ii) to execute, acknowledge and deliver each such Trust Agreement, Indenture, Pooling and Servicing Agreement or other agreement in the name and on behalf of the Company, containing such terms and provisions as the officer or officers executing such agreements may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

         RESOLVED, That any officer of the Company be and hereby is authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile

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signature) Receivables Securities (and, in addition, Receivables Securities to replace any of the Receivables Securities which are lost, stolen, mutilated or destroyed and Receivables Securities required for exchange, substitution or transfer, all as provided in the respective Trust Agreements, Indentures, Pooling and Servicing Agreements or other agreements) in fully registered form in substantially the forms of Receivables Securities to be set forth in the respective Trust Agreements, Indentures, Pooling and Servicing Agreements or other agreements with such changes therein and additions thereto as the officer or officers executing the Receivables Securities may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

         RESOLVED, That the Company is hereby authorized to enter into one or more Sale and Servicing Agreements or other agreements, each with a bank, trust company or other person, or company or entity as trustee and any entity acting as servicer of the Receivables or the certificates issued by a trust established by Ford Motor Credit Company or Ford Credit Auto Receivables Corporation or any affiliate thereof, providing for the transfer of the Receivables or the certificates to the Trusts and for the servicing of the Receivables or the certificates, and that any officer of the Company be and hereby is authorized, in the name and on behalf of the Company, (i) to select such servicer or servicers and (ii) to execute, acknowledge and deliver each such Sale and Servicing Agreement or other agreement in the name and on behalf of the Company, containing such terms and provisions as the officer or officers executing such agreements may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

         RESOLVED, That the Company is hereby authorized to enter into one or more Administration Agreements or other agreements, each with a bank, trust company or other person, or company or entity as trustee and any entity acting as administrator, providing for the performance by the administrator of certain administrative services relating to the Receivables Securities, and that any officer of the Company be and hereby is authorized, in the name and on behalf of the Company, (i) to select such administrator or administrators and (ii) to execute, acknowledge and deliver each such Administration Agreement or other agreement in the name and on behalf of the Company, containing such terms and provisions as the officer or officers executing such agreements may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

         RESOLVED, That any officer of the Company be and hereby is authorized to appoint one or more paying agents, registrars, transfer agents, and other agents and functionaries, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of implementing and giving effect to the provisions of the Trust Agreements, Indentures, Pooling and Servicing Agreements, Sale and Servicing Agreements, Administration Agreements or other agreements and the Receivables Securities, respectively, in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions; provided, however, that the Company may at any time elect to act in any such capacity itself.

         RESOLVED, That the Company is hereby authorized to enter into one or more Clearing Agreements or other agreements, each with a bank, financial institution or other company or entity, providing for the settlement and clearance of the Receivables Securities through the facilities of one or more

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domestic for foreign clearing corporations, and that any officer of the Company, be and hereby is authorized, in the name and on behalf of the Company, (i) to select such clearing corporation or clearing corporations and (ii) to execute, acknowledge and deliver each such Clearing Agreement or other agreement in the name and on behalf of the Company, containing such terms and provisions as the officer or officers executing such agreements may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

         RESOLVED, That the Company is hereby authorized to enter into one or more underwriting agreements, sales agency agreements or like agreements (the "Underwriting Agreements") with any firm, institution or partnership acting on behalf of themselves or itself and the several underwriters, providing for the sale of the Receivables Securities and that, when such Underwriting Agreements, or any of them, have been completed to set forth the prices at and terms and conditions upon which the Receivables Securities are to be sold and the compensation to be received by the underwriters, such matters first having been presented to and approved by any two of the Chairman of the Board of Directors, the President, any Executive Vice President any Vice President and the Treasurer, any officer of the Company be and hereby is authorized to execute and deliver, in the name and on behalf of the Company, the respective Underwriting Agreements, with the inclusion of such underwriters and containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

         RESOLVED, That the Company is hereby authorized to enter into one or more Purchase Agreements or other Agreements with any firm, institution, partnership or other person, including Ford Motor Credit Company, securities brokers and dealers, relating to the sale and distribution of Receivables or of Receivables Securities and that, when such Purchase Agreements, or any of them, have been completed to set forth the terms and conditions upon which the Receivables or Receivables Securities are to be sold and the purchase prices to be paid by such purchasers, such matters first having been presented to and approved by any two of the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President


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and the Treasurer, any officer of the Company be and hereby is authorized to execute and deliver, in the name and on behalf of the Company, the respective Purchase Agreements, containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

         RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, the payment of expenses), and to execute (by manual or facsimile signature) and deliver any and all letters, documents or other writings, that such officer or officers may deem necessary, appropriate or desirable in order to enable the Company fully to issue and sell the Receivables Securities and exercise its rights and to perform its obligations under the Trust Agreements, Indentures, Pooling and Servicing Agreements, Sale and Servicing Agreements, Administration Agreements, Clearing Agreements, Limited Partnership Agreements, Underwriting Agreements, Purchase Agreements and other agreements, or otherwise carry out the purposes and intents of each and all of the forgoing resolutions.









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                      FORD CREDIT AUTO RECEIVABLES TWO LLC

                            CERTIFICATE OF SECRETARY


         The undersigned, Susan J. Thomas, an Assistant Secretary of FORD CREDIT AUTO RECEIVABLES TWO LLC, a Delaware limited liability company (the "Company"), DOES HEREBY CERTIFY that the resolutions attached as Exhibit 1 to this Certificate were duly adopted by the Board of Directors on January 30, 2001, pursuant to the unanimous written consent of the Board of Directors, and such resolutions have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.


         WITNESS my hand and the seal of the Company this 24th day of May, 2002




                                                      /s/   Susan J. Thomas
                                                     ---------------------------
                                                           (Susan J. Thomas)



(Corporate Seal)